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                                                                    EXHIBIT 10.4

                             CRIT SPECIAL III, INC.

                            ARTICLES OF INCORPORATION

                                    ARTICLE I
                                      Name

         1. Name. The name of the Corporation is CRIT Special III, Inc.
            ----

                                   ARTICLE II
                                     Purpose

         2. Purpose. Notwithstanding any provision hereof to the contrary, the
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following shall govern: The business, operations and purposes of the Corporation are limited solely to the following:

           (a) To serve as the sole member of, and to have the entire membership interest in, CRIT-NC IV, LLC, a Delaware limited liability company (the "LLC"), in accordance with the provisions hereof and the LLC's Operating Agreement, which by its terms limits the business of the LLC to the ownership, operation and management of those certain parcels of real property listed in
Article VIII hereof, together with all improvements located thereon (collectively, the "Properties"), and limits the indebtedness of the LLC to a first lien mortgage on the Properties arising from financing by First Union National Bank (the "Mortgage"), any other indebtedness permitted under the Mortgage, and normal trade accounts payable in the ordinary course of the LLC's business; and

           (b) To exercise all powers that are enumerated in the Virginia Stock Corporation Act and that are necessary or convenient for the business, operations or purposes of the Corporation as set forth herein.

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                                   ARTICLE III
                                  Prohibitions

         3. Certain Prohibited Activities. Notwithstanding any provision hereof
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to the contrary, the following shall govern:


            (a) For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, the Corporation's indebtedness shall consist only of indebtedness it is permitted to have under the Mortgage and normal trade accounts payable in the ordinary course of business, and the Corporation shall not cause or permit the LLC to have any indebtedness other than the following:
(i) the Mortgage, (ii) any other indebtedness the LLC is permitted to have under the Mortgage, and (iii) normal trade accounts payable in the ordinary course of the LLC's business.

            (b) The Corporation shall not consolidate or merge with or into any other entity, or convey or transfer its properties and assets substantially as an entirety to any entity, unless:

                (i) the entity that is formed upon such consolidation, that survives such merger (if other than the Corporation), or that acquires by conveyance or transfer the properties and assets of the Corporation substantially as an entirety, shall: (A) be organized and existing under the laws of the United States of America or any State or the District of Columbia,
(B) include in its organizational documents the same limitations set forth in this Article III and in Article VII (Separateness Covenants), and (C) expressly assume the due and timely performance of the Corporation's obligations; and

                (ii) immediately after giving effect to such transaction, no default or event of default will have occurred under any agreement to which the Corporation is a party.

            (c) The Corporation shall not cause or permit the LLC to consolidate or merge with or into any other entity, or to convey or transfer its properties and assets substantially as an entirety to any entity, unless:

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                      (i) the entity that is formed upon such consolidation,
that survives such merger (if other than the LLC), or that acquires by conveyance or transfer the properties and assets of the LLC substantially as an entirety, shall: (A) be organized and existing under the laws of the United States of America or any State or the District of Columbia, (B) include in its organizational documents the same limitations set forth in this Article III and in Article VII (Separateness Covenants), and (C) expressly assume the due and punctual performance of the LLC's obligations; and

                      (ii) immediately after giving effect to such transaction, no default or event of default will have occurred under any agreement to which the LLC is a party.

                  (d) For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, the Corporation shall not, without the unanimous consent of the Board of Directors (i) voluntarily commence a case with respect to itself, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute; or (ii) cause or permit the LLC to voluntarily commence a case with respect to the LLC, as debtor, under the Federal Bankruptcy Code or any similar federal or state statute. For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, no material amendment to these Articles of Incorporation or to the Corporation's Bylaws may be made without the prior approval of the mortgagee holding the Mortgage, and the Corporation shall not cause or permit any material amendment to be made to the LLC's Certificate of Formation or Operating Agreement without the prior approval of the mortgagee holding the Mortgage.

                                   ARTICLE IV
                                Authorized Shares

         4.1. Number and Designation. The number of shares the Corporation is
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authorized to issue is set forth below, together with the designation thereof and the par value per share:

                  Number of Shares  Class Designation  Par Value Per Share
                  ----------------  -----------------  -------------------

                  5,000             Common             no par value

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         4.2 Preemptive Rights. No holder of outstanding shares shall have any
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preemptive right with respect to: (a) any shares of any class of the
Corporation, whether now or hereafter authorized; (b) any warrants, rights or options to purchase any such shares; or (c) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

         4.3 Voting and Distributions. The holders of the Common Shares shall
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have unlimited voting rights and shall be entitled to receive the net assets of the Corporation upon the liquidation of the Corporation, its dissolution or the winding up of its affairs.

                                    ARTICLE V
                       Initial Registered Office and Agent

         5.1 Initial Registered Office. The initial registered office of the
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Corporation is located in the City of Richmond, Virginia, at the following address:

                                McGuireWoods LLP
                                One James Center
                                901 East Cary Street
                                Richmond, Virginia 23219

         5.2 Initial Registered Agent. The initial registered agent of the
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Corporation is Martin B. Richards, Esquire, whose business office is identical with the initial registered office and who is a resident of Virginia and a member of the Virginia State Bar.


                                   ARTICLE VI
                     Limit on Liability and Indemnification

         6.1 Limit on Liability. To the maximum extent that the Virginia Stock
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Corporation Act, as it exists on the date hereof or may hereafter be amended, permits elimination of, or limitations upon, the liability of a director or officer of a corporation, the directors and officers of the Corporation shall have, as applicable, no liability or limited liability to the Corporation or its shareholders.

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         6.2      Indemnification, Advancement of Expenses and Related Matters.
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                  (a) The Corporation, in accordance with the mandatory
indemnification provisions of the Virginia Stock Corporation Act, shall indemnify a director who entirely prevails in the defense of any proceeding to which he was a party because he is or was a director of the Corporation against reasonable expenses incurred by him in connection with the proceeding. An officer of the Corporation shall be entitled to such mandatory indemnification to the same extent as a director.

                  (b) In addition to any mandatory indemnification, the Corporation shall provide the maximum indemnification permitted by law to any director, officer, employee or agent of the Corporation in connection with any proceeding (including any proceeding by or in the right of the Corporation) that is brought against such person and that is based on the actions taken or not taken by such person on behalf of the Corporation, or on the status of such person as a director, officer, employee or agent of the Corporation, except to the extent that such person has engaged in (i) willful misconduct, or (ii) a knowing violation of the criminal law.

                  (c) The provisions of this Article shall not be deemed to prevent, deny or limit (i) the indemnification or insurance permitted under applicable law to the directors, officers, employees or agents of the Corporation, or (ii) the authority of the Corporation under applicable law to advance, reimburse or pay expenses for the benefit of any director, officer, employee or agent.

                  (d) The determination of whether the Corporation is required or permitted, in a particular case, to indemnify a director, officer, employee or agent (or to provide such person with related advances, reimbursements or other payments of expenses) shall be conducted in accordance with Section 13.1-701 of the Virginia Stock Corporation Act, or any successor provision.

         6.3      Mandatory Subordination. Notwithstanding any provision hereof
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to the contrary, the following shall govern: Any indemnification shall be fully subordinated to any obligations of

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the Corporation in regard to the Properties and shall not constitute a claim against the Corporation in the event that cash flow is insufficient to pay such obligations.

         6.4 Amendments. No amendment, modification or repeal of this Article
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shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

                                   ARTICLE VII
                             Separateness Covenants

         7.1 Separateness Covenants. Notwithstanding any provision hereof to the
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contrary, the following shall govern: For so long as any obligation secured by the Mortgage remains outstanding and not paid in full, in order to preserve and ensure the Corporation's separate and distinct corporate identity, in addition to the other provisions set forth in these Articles of Incorporation, the Corporation shall conduct its affairs in accordance with the following provisions:

                  (a) It shall establish and maintain an office through which its business shall be conducted separate and apart from those of its parent and any affiliate and it shall allocate fairly and reasonably any overhead for shared office space.

                  (b) It shall maintain separate corporate records and books of account from those of its parent and any affiliate.

                  (c) Its Board of Directors shall hold appropriate meetings, or act by unanimous consent, to authorize all appropriate corporate actions and shall observe all corporate formalities in authorizing such actions.

                  (d) It shall not commingle assets with those of its parent or any affiliate.

                  (e) It shall conduct its own business in its own name.

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                  (f) It shall maintain financial statements separate from its parent and any affiliate.

                  (g) It shall pay any liabilities out of its own funds, including salaries of any employees, rather than funds of its parent or any affiliate.

                  (h) It shall maintain an arm's length relationship with its parent and any affiliate.

                  (i) It shall not guarantee or become obligated for the debts of any other person or entity (including, without limitation, its parent or any affiliate) and shall not hold out its credit as being available to satisfy the obligations of others.

                  (j) It shall use stationery, invoices and checks separate from its parent and any affiliate.

                  (k) It shall not pledge its assets for the benefit of any other person or entity (including, without limitation, its parent or any affiliate).

                  (l) It shall hold itself out as an entity separate from its parent and any affiliate.

                  (m) It shall not make any loans or advances to any third party (including, without limitation, any affiliate).

                  (n) It shall comply with its obligations under the agreements and instruments evidencing the Mortgage.

         7.2      Definitions.  For purpose of this Article VII, the following
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terms shall have the indicated meanings:

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                  (a) "affiliate" means, with respect to a specified person or entity:

                      (i) any person or entity directly or indirectly owning, controlling or holding, with power to vote, ten percent (10%) or more of the outstanding voting securities or interests of the specified entity;

                      (ii) any person or entity ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by the specified person or entity;

                      (iii) any person or entity directly or indirectly controlling, controlled by or under common control with the specified person or entity;

                      (iv) any officer, director or partner of the specified person or entity;

                      (v) if the specified person or entity is an officer, director or partner, any company for which the specified person or entity acts in any such capacity; and

                      (vi) any close relative or spouse of the specified person.

                  (b) "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

                  (c) "parent" means, with respect to a corporation, any other corporation owning or controlling, directly or indirectly, fifty percent (50%) or more of the voting shares of such corporation.

                  (d) "person or entity" includes any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any

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beneficiary thereof), unincorporated organization, government or any agency or political subdivision thereof.

         7.3 Actions with Respect to LLC. For so long as any obligation secured
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by the Mortgage remains outstanding and not paid in full, the Corporation shall cause the LLC's Operating Agreement to include separateness covenants with regard to the LLC that are the same in all material respects as the separateness covenants contained herein with regard to the Corporation.

                                  ARTICLE VIII
                               List of Properties

         8.1 The Properties consist of those real properties, together with all improvements thereon, that are located at the following addresses (and that are more fully described in agreements and instruments evidencing the Mortgage):

         Deerfield Apartments
         910 Constitution Drive
         Durham, North Carolina 27705

         Meadow Creek Apartments
         12821 Meadow Creek Lane
         Pineville, North Carolina 28134

         Pinnacle Ridge Apartments
         600 Merrimon Drive
         Asheville, North Carolina 28804

Dated:   June 8, 2001

                                                     By: /s/ William D. James
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                                                         William D. James,
                                                         Incorporator

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